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Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant To
Section 906 of The Sarbanes-Oxley Act of 2002

April 15, 2005

        In connection with the Large Scale Biology Corporation Annual Report on Form 10-K for the fiscal year ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ronald J. Artale, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

  (1)
  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Large Scale Biology Corporation for the fiscal periods covered by the Report.

By:	/s/ RONALD J. ARTALE Ronald J. Artale Senior Vice President, Chief Operating Officer and Chief Financial Officer Large Scale Biology Corporation

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  Exhibit 32.2
Certification Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant To Section 906 of The Sarbanes-Oxley Act of 2002